Media Contact
Barbara Henderson Senior Vice President Global Corporate Communications Herbalife Ltd. 310.410.9600 barbh@herbalife.com	Investor Contact Frank Lamberti Vice President Investor Relations Herbalife Ltd. 310.410.9600 frankl@herbalife.com

Secondary Offering of Herbalife Common Shares by Selling Shareholders is Completed

LOS ANGELES, Calif. – December 19, 2005 – Herbalife Ltd. (NYSE: HLF) announced today that the public offering of 13,000,000 common shares by certain shareholders of Herbalife has closed. The offering size reflects the exercise in full by the underwriters of their over-allotment option to purchase additional shares from affiliates of Whitney & Co., LLC and Golden Gate Private Equity, Inc. in connection with the offering.

The offering was made through an underwriting syndicate led by Merrill Lynch & Co. and Morgan Stanley, who acted as joint book-running managers for the offering.

A copy of the prospectus relating to the secondary public offering of Herbalife common shares may be obtained from Merrill Lynch & Co., 4 World Financial Center, New York, New York 10080 or Morgan Stanley & Co. Incorporated (Attn: Prospectus Department, 180 Varick Street, New York, NY 10014 or by email at prospectus@morganstanley.com).

About Herbalife Ltd.

Herbalife is a global network marketing company offering a range of science-based weight management products, nutritional supplements and personal care products intended to support weight management and a healthy lifestyle. (HLFE)

Disclosure Regarding Forward-Looking Statements

Except for historical information contained herein, the matters set forth in this press release are “forward-looking statements.” All statements other than statements of historical fact are “forward-looking statements” for purposes of federal and state securities laws, including any projections of earnings, revenue or other financial items; any statements of the plans, strategies and objectives of management for future operations; any statements concerning proposed new services or developments; any statements regarding future economic conditions or performance; any statements of belief; and any statements of assumptions underlying any of the foregoing. Forward-looking statements may include the words, “may,” “will,” “estimate,” “intend,” “continue,” “believe,” “expect,” or “anticipate” and any other similar words.

Although we believe that the expectations reflected in any of our forward-looking statements are reasonable, actual results could differ materially from those projected or assumed in any of our forward-looking statements. Our future financial condition and results of operations, as well as any forward-looking statements, are subject to change and to inherent risks and uncertainties, such as those disclosed in this press release. Important factors that could cause our actual results, performance and achievements, or industry results to differ materially from estimates or projections contained in forward-looking statements include, among others, the following:

— our relationships with, and our ability to influence the actions of, our distributors;

— adverse publicity associated with our products or network marketing organization;

— uncertainties relating to interpretation and enforcement of recently enacted legislation in China governing direct selling;

— adverse changes in the Chinese economy, Chinese legal system or Chinese governmental policies;

— risk of improper action by Chinese employees or international distributors in violation of Chinese law;

— changing consumer preferences and demands;

— the competitive nature of our business;

— regulatory matters governing our products, including potential governmental or regulatory actions concerning the safety or efficacy of our products, and network marketing program;

— risks associated with operating internationally, including foreign exchange risks;

— our dependence on increased penetration of existing markets;

— contractual limitations on our ability to expand our business;

— our reliance on our information technology infrastructure and outside manufacturers;

— the sufficiency of trademarks and other intellectual property rights;

— product concentration;

— our reliance on our management team;

— uncertainties relating to the application of transfer pricing and similar tax regulations;

— taxation relating to our distributors; and

— product liability claims.

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